Other assets, income, expenses and non-controlling interest - Schedule of Other Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Interest in Other Entities [Abstract]
Foreign exchange (gain) loss	$ 4,654	$ 470
Increase in contingent consideration related to the Tocqueville transaction	0	4,449
Other	5,537	7,660
Total other expenses	10,191	12,579
Net income (loss) attributable to non-controlling interest	$ (500)	$ 100